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                                                                   Exhibit 23.22



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



   As independent public accountants, we hereby consent to the use of our report dated May 7, 1996 on the financial statements of United Video Cablevision, Inc.
- Maine and Ohio Divisions included in or made part of FrontierVision Holdings, L.P.'s Form S-4 registration statement.



                                          PIAKER & LYONS, P.C.

Vestal, New York
September 26, 1997